BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund

Supplement dated April 18, 2016
to the Prospectus
dated October 28, 2015

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Rachel M. Aguirre and Creighton Jue are added as portfolio managers for the portion of the Fund’s assets allocated to BlackRock Investment Management, LLC ("BlackRock"), replacing Chris Bliss, who no longer serves as a portfolio manager to the Fund.  Alan Mason and Greg Savage, who have served as portfolio managers to the Fund since the Fund's inception, will also continue to serve as portfolio managers for the portion of the Fund's assets allocated to BlackRock.

Steven Dutaut is added as a portfolio manager for the portion of the Fund's assets allocated to Mondrian Investment Partners Limited ("Mondrian"), replacing Andrew Porter, who no longer serves as a portfolio manager to the Fund. Elizabeth Desmond, Nigel Bliss, and Alex Simcox will also continue to serve as portfolio managers for the portion of the Fund's assets allocated to Mondrian.

Accordingly, the Prospectus is supplemented as follows:

1.	The table entitled "BlackRock" in the sub-section entitled "Sub-advisers and Portfolio Managers – BlackRock" under the section entitled "Summary Section" is replaced with the following:

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

2.	The table entitled "Mondrian" in the sub-section entitled "Sub-advisers and Portfolio Managers – Mondrian" under the section entitled "Summary Section" is replaced with the following:

Mondrian
Portfolio Manager(s)	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond	Director, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Alex Simcox	Senior Portfolio Manager	Since Inception
Steven Dutaut	Senior Portfolio Manager	Since April 2016

3.	The information under "BlackRock" in the sub-section entitled "Sub-advisers and Portfolio Managers" under the section entitled “Management of the Funds” is replaced with the following:

Alan Mason and Greg Savage have been portfolio managers of the Funds since their inception. Rachel M. Aguirre and Creighton Jue have been portfolio managers of the Funds since April 2016.

Mr. Mason is a Managing Director and Portfolio Manager at BlackRock and is the Head of Americas Beta Strategies. Mr. Mason is a member of the Beta Strategies ExCo, Americas ExCo and Global Human Capital Committees. Mr. Mason started at BlackRock in 1991, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009.  At BGI, he served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and, most recently, head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the firm's U.S. DC platform, LifePath, and building the foundation for key dimensions of the firm's rapidly growing solutions business.

Mr. Savage is a Managing Director and Portfolio Manager at BlackRock and is the Head of the iShares Equity Portfolio Management team within BlackRock's Index Equity Team. Mr. Savage started at BlackRock in 1999, including his years with BGI. At BGI, he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company (PIMCO) from 1997 to 1999 in various roles.

Ms. Aguirre is a Director and Senior Portfolio Manager at BlackRock. She leads the Developed Markets Institutional Index Equity team and is responsible for overseeing the management of developed market index equity portfolios for certain institutional clients. Ms. Aguirre started at BlackRock in 2005, including her years with BGI, where she served as Principal and Portfolio Manager. She then served as a Vice President of BlackRock from 2009 to 2011, when she became a Director.

Mr. Jue is a Managing Director and Portfolio Manager at BlackRock. He is Head of BlackRock's Alternative Beta Strategies team and is responsible for managing BlackRock's Index Plus strategies, currency hedge products, and derivative overlay mandates. Mr. Jue started at BlackRock in 2000, including his years with BGI, where he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management, where he managed index and enhanced index portfolios in the domestic and international markets.

4.	The information under "Mondrian" in the sub-section entitled "Sub-advisers and Portfolio Managers" under the section entitled “Management of the Funds” is replaced with the following:

Elizabeth Desmond, Nigel Bliss, and Alex Simcox have been portfolio managers of the International Equity Fund since its inception. Steven Dutaut has been a portfolio manager of the International Equity Fund since April 2016.

Ms. Desmond is Director, Chief Investment Officer of International Equities, and member of the International Equity Strategy Committee at Mondrian. Prior to joining Mondrian in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.  Ms. Desmond began her investment career as a Pacific Basin investment manager at Shearson Lehman Global Asset Management.

Mr. Bliss is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 1995. Prior to joining Mondrian, Mr. Bliss began his career at Cazenove & Co.

Mr. Simcox is a Senior Portfolio Manager at Mondrian and is a member of the firm's International Equity Strategy Committee. Prior to joining Mondrian, Mr. Simcox worked at Ernst and Young LLP for four years, where he qualified as a Chartered Accountant.

Mr. Dutaut is a Senior Portfolio Manager and member of the International Equity Strategy Committee at Mondrian and has been with the firm since 2007. Prior to joining Mondrian, Mr. Dutaut was an investment analyst for Baillie Gifford and began his career in Bank of America's investment banking division.